                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                 July 24, 1998
              --------------------------------------------------
               Date of Report (Date of earliest event reported)



                           Lincoln National Corporation
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Indiana                      1-6028              35-1140070
---------------------------        -------------       -----------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



           200 East Berry Street, Fort Wayne, Indiana 46802-2706
           -------------------------------------------------------
            (Address of principal executive offices)  (Zip Code)



                               (219) 455-2000
                       -------------------------------
                       (Registrant's telephone number)


                             Page 1 of 4 Pages
                          Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS.

     On July 24, 1998, Lincoln National Corporation (the "Company") and Lincoln National Capital III, a Delaware statutory business trust (the "Trust"), sold 8,000,000 7.40% Trust Originated Preferred Securities, Series C (the "Series C TOPrS") of the Trust pursuant to an Underwriting Agreement dated July 17, 1998 and a Pricing Agreement relating to the Series C TOPrS dated July 17, 1998 among the Company, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated. The Series C TOPrS have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, as amended (No. 333-49201) (the "Registration Statement") previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The following exhibits are being filed herewith in connection with the offering of the Series C TOPrS pursuant to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
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Exhibit
Number                  Description
--------               ---------------
1.1       Underwriting Agreement dated July 17, 1998.

1.2       Pricing Agreement dated July 17, 1998 among the Company and Merrill Lynch,
          Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Lehman
          Brothers, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

4.1       Amended and Restated Trust Agreement dated July 24, 1998, between the
          Company, as Depositor, and The First National Bank of Chicago, as Property
          Trustee, First Chicago Delaware, Inc., as  Delaware Trustee, and the
          Administrative Trustees named therein.

4.2       Form of 7.40% Trust Originated Preferred Security certificate.

4.3       Form of 7.40% Junior Subordinated Deferrable Interest Debentures, Series C.

4.4       Guarantee Agreement dated July 24, 1998, between the Company, as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

8.1 Opinion of Sonnenschein Nath & Rosenthal with respect to certain tax matters.

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                                  Page 2 of 4 Pages
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LINCOLN NATIONAL CORPORATION


                                   By:    /s/ John Steinkamp
                                       ----------------------------
                                       Name:  John Steinkamp
                                       Title: Vice-President

Date: July 30, 1998

                                 Page 3 of 4 Pages
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                                   EXHIBIT INDEX
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

Exhibit
Number                              Description
---------                          --------------
1.1        Underwriting Agreement dated July 17, 1998.

1.2        Pricing Agreement dated July 17, 1998 among the Company and Merrill Lynch,
           Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Lehman
           Brothers, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

4.1        Amended and Restated Trust Agreement dated July 24, 1998, between the
           Company, as Depositor, and The First National Bank of Chicago, as Property
           Trustee, First Chicago Delaware, Inc, as  Delaware Trustee, and the
           Administrative Trustees named therein.

4.2        Form of 7.40% Trust Originated Preferred Security certificate.

4.3        Form of 7.40% Junior Subordinated Deferrable Interest Debentures, Series C.

4.4        Guarantee Agreement dated July 24, 1998, between the Company, as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

8.1 Opinion of Sonnenschein Nath & Rosenthal with respect to certain tax matters.
                                 Page 4 of 4 Pages

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